EXHIBIT 10.2

                                  AMENDMENT TO
              HOLLYWOOD MEDIA CORP. 401(K) RETIREMENT SAVINGS PLAN


THIS AMENDMENT is made this 16th day of September, 2004, by and between Hollywood Media Corp. (the "Employer"), Hollywood.com, Inc., Broadway.com, Inc., Showtimes.com, Inc., Theatre Direct of NY, Inc., Baseline, Inc.,
MovieTickets.com, Inc. (the "Participating Employers"), Nicholas G. Hall (collectively the "Trustee") and any other participating employer who shall sign a Participation Agreement.

                                   WITNESSETH

WHEREAS, it is necessary to make an amendment to the Plan in order to add provisions necessary to comply with the Internal Revenue Code as it pertains to Multiple Employer Plans; and

WHEREAS, the Employer has the authority to make amendments to the Plan.

NOW THEREFORE, in consideration of the above premises, the Employer amends the Plan as follows:

SECTION 1.26(A) SHALL BE AMENDED BY ADDING THE FOLLOWING AT THE END OF THE
PARAGRAPH:

"If an non-related employer executes a participation agreement, the non-related employer is a participating employer for all purposes except as provided in section 1.12 and this plan shall be construed as a Multiple Employer Plan."

SECTION 1.15(A) SHALL BE AMENDED BY ADDING THE FOLLOWING AT THE BEGINNING OF THE FIRST PARAGRAPH:

"For purposes of determining Hours of Service, the Administrator will treat the Employer and Participating Employers maintaining this Plan as a single employer."

SECTION 1.29 SERVICE SHALL BE AMENDED BY ADDING THE FOLLOWING TO THE BEGINNING OF THE SECTION:

"For purposes of determining Service, the Administrator will treat the Employer and Participating Employers maintaining this Plan as a single employer."

SECTION 1.32 TRUST FUND SHALL BE AMENDED BY ADDING THE FOLLOWING AT THE END OF THE SECTION:

"This plan creates a single Trust for all Employers participating under the Plan. However, the Trustee will maintain separate records of account in order to reflect properly each Participant's Accrued Benefit derived from each Participating Employer."

SECTION 3.04(A) METHOD OF ALLOCATION SHALL BE AMENDED BY ADDING THE FOLLOWING TO THE END OF THE FIRST PARAGRAPH:

"The Administrator and the Trustee will account separately for each Employer and Participating Employer's contributions under the Plan. In this respect, the Administrator will allocate each employer's contributions for a plan year, in accordance with Article III, to the Accounts of those Participants actually employed by that Employer or Participating Employer during the Plan Year."

SECTION 12.01 DETERMINATION OF TOP-HEAVY STATUS SHALL BE AMENDED BY ADDING THE FOLLOWING AT THE BEGINNING OF THIS SECTION:

"The determination of whether the plan is Top-Heavy shall be determined on separately for each non-related Participating Employer such that only the Employees of each individual non-related Employer and the contributions of such Participating Employer are considered."

SECTION 14.01 APPLICATION SHALL BE AMENDED BY ADDING THE FOLLOWING AT THE END OF THIS SECTION:

"All of the tests in this section 14 shall be conducted separately for each non-related Participating Employer such that only the contributions made with respect to each non-related Participating Employers Employees are included to determine whether the tests are satisfied for that Participating Employer."



/s/ Nicholas G. Hall                                 September 16, 2004
---------------------------------------              --------------------------
Nicholas G. Hall, Trustee                            Date

/s/ Mitchell Rubenstein                              September 16, 2004
---------------------------------------              --------------------------
Hollywood Media Corp., Employer                      Date
By: Mitchell Rubenstein, CEO

/s/ Mitchell Rubenstein                              September 16, 2004
---------------------------------------              --------------------------
Hollywood.com, Inc., Participating Employer          Date
By: Mitchell Rubenstein, CEO

/s/ Mitchell Rubenstein                              September 16, 2004
---------------------------------------              --------------------------
Broadway.com, Inc., Participating Employer           Date
By: Mitchell Rubenstein, President

/s/ Mitchell Rubenstein                              September 16, 2004
---------------------------------------              --------------------------
Showtimes.com, Inc., Participating Employer          Date
By: Mitchell Rubenstein, Co-CEO

/s/ Mitchell Rubenstein                              September 16, 2004
---------------------------------------              --------------------------
Theatre Direct of NY, Inc., Participating Employer   Date
By: Mitchell Rubenstein, Co-CEO

/s/ Mitchell Rubenstein                              September 16, 2004
---------------------------------------              --------------------------
Baseline, Inc., Participating Employer               Date
By: Mitchell Rubenstein, Co-CEO

/s/ Mitchell Rubenstein                              September 16, 2004
---------------------------------------              --------------------------
MovieTickets.com, Inc., Participating Employer       Date
By: Mitchell Rubenstein, Co-President